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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           000-23265                                  94-3267443
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   (Commission file Number)                    (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina   27615
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------

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Item 5.  Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release today announcing that it will participate in a panel discussion entitled "The Future of Specialty Pharmaceuticals" at the Thomas Weisel Partners Healthcare Tailwinds 2002 Conference in Boston, Massachusetts on Monday, April 29, 2002 at 11:15 a.m. EDT.

     A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

     99.1 Press Release dated April 22, 2002

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SALIX PHARMACEUTICALS, LTD.



Date: April 22, 2002                     By: /s/ Adam C. Derbyshire
                                             -----------------------------------
                                             Adam C. Derbyshire
                                             Vice President and Chief Financial
                                             Officer